NUMBER

SHARES

TRIMEX EXPLORATION INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Authorized Common Stock: 100,000,000
Par Value: $0.001
CUSIP: 000000000

SAMPLE

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies That:

Is The Owner Of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

TRIMEX EXPLORATION INC. CORPORATE SEAL 2008 NEVADA

Aaron Ui - President

Michael Addams - Secretary

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned by: ***Wall Street Transfer Agents, Inc.***
British Columbia, Canada Toll Free: 1-866-455-WSTA (9782)

By:
Authorized Signature

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to

PLEASE INSERT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

(PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

(PLEASE ENTER NUMBER OF SHARES TO BE ASSIGNED)

shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Wall Street Transfer Agents Inc. attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________________

Signature of Owner(s):______________________________

NOTICE: THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:
THE SIGNATURE OF THE OWNER EXECUTING THIS POWER MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SECURITIES BROKER/DEALER, OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

TRANSFER FEES WILL APPLY

RESTRICTIONS (IF ANY):